PROSHARES TRUST
ProShares K-1 Free Crude Oil Strategy ETF
(the “Fund”)
Supplement dated February 25, 2022
to the Fund’s Summary Prospectus and Statutory Prospectus dated October 1, 2021, each as supplemented or amended
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The following disclosure is added as the final paragraph of the “Risks Specific to the Crude Oil Markets” disclosure located in the “Principal Risks” section of the Fund’s summary prospectus:
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of the futures in which the Fund invests may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly.
For more information, please contact the Fund at 1-866-776-5125.
Please retain this supplement for future reference.